Produced Content, Net - Produced Content, Net (Detail) ¥ in Millions, $ in Millions	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Disclosure Of Produced Content Net [Abstract]
Released, less amortization	¥ 1,935	$ 297	¥ 892
In production	3,824	586	3,075
In development	797	122	388
Total	¥ 6,556	$ 1,005	¥ 4,355